UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2018

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154

(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                   Other Events.

Ladder Capital Corp (“Ladder” or the “Company”) today confirmed that on January 15, 2018 it received an unsolicited non-binding proposal letter from Related Fund Management, LLC proposing to acquire all of the outstanding shares of Ladder for $15 per share through a two-step tender offer and merger process, subject to certain conditions.

The Company’s board of directors intends to promptly and carefully review the proposal consistent with its fiduciary duties and in consultation with its legal and financial advisors.  Following its review, the board will respond to the proposal and advise its stockholders of the board’s response.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking” statements. These statements are based on management’s current expectations, beliefs, plans, objectives and assumptions regarding future events. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual outcomes. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this report. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox Chief Financial Officer

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